                                                                                                   Dated: July 28, 2006

                                                 RATE CAP TRANSACTION

                                              RE: BNY REFERENCE NO. 38154

Ladies and Gentlemen:

         The purpose of this letter  agreement  ("AGREEMENT")  is to confirm the terms and  conditions  of the rate cap
Transaction  entered into on the Trade Date specified below (the  "Transaction")  between The Bank of New York ("BNY"), a trust  company duly  organized  and existing  under the laws of the State of New York and Deutsche Bank Trust Company
Americas,  not individually,  but solely as Trustee on behalf of RALI Series 2006-QS9 Trust, Mortgage Asset Backed Pass
Through  Certificates,  Series 2006 QS9 (the  "COUNTERPARTY").  This Agreement,  which evidences a complete and binding agreement  between you and us to enter into the Transaction on the terms set forth below,  constitutes a "Confirmation"
as referred to in the "ISDA FORM MASTER  AGREEMENT" (as defined  below),  as well as a "Schedule" as referred to in the
ISDA Form Master Agreement

1.       FORM OF AGREEMENT.  This Agreement is subject to the 2000 ISDA Definitions (the  "DEFINITIONS"),  as published by the  International  Swaps and  Derivatives  Association,  Inc.  ("ISDA").  You and we have agreed to enter into this
Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master  Agreement  (Multicurrency--Cross  Border) form (the
"ISDA FORM MASTER  AGREEMENT").  An ISDA Form Master Agreement,  as modified by the Schedule terms in Section 4 of this
Confirmation  (the  "MASTER  AGREEMENT"),  shall be deemed to have been  executed  by you and us on the date we entered into the  Transaction.  Each party hereto agrees that the Master  Agreement deemed to have been executed by the parties hereto  shall be the same  Master  Agreement  referred  to in the  agreement  setting  forth the  terms of  transaction reference  numbers  38102,38103 and 38169. In the event of any  inconsistency  between the provisions of this Agreement and the Definitions or the ISDA Form Master  Agreement,  this Agreement shall prevail for purposes of the  Transaction.
Capitalized  terms not otherwise  defined herein or in the  Definitions or the Master  Agreement shall have the meaning defined  for such term in the  Series  Supplement,  dated as of July 1, 2006,  to the  Standard  Terms of  Pooling  and
Servicing Agreement, dated as of March 1, 2006  (together the "Pooling and Servicing Agreement").

2.       CERTAIN TERMS.  The terms of the particular Transaction to which this Confirmation relates are as follows:

         Type of Transaction:               Rate Cap

         Notional Amount:With respect to any Calculation Period, the lesser of: (i) the amount set forth for such period on Schedule I attached hereto for such Calculation Period and (ii) the aggregate Certificate
                                            Principal Balance of the  Class I-A-8 and Class I-A-16 Certificates
                                            (as defined in the Pooling and Servicing Agreement) for such Floating
                                            Rate Payer Payment Date.

                                            The Trustee under the Pooling and Servicing Agreement shall provide at least five (5) business days notice prior to each Floating Rate Payer
                                            Payment Date for each Calculation Period to The Bank of New York if the aggregate Certificate Principal Balance of the Class I-A-8 and Class
                                            I-A-16 Certificates is less than the Schedule I attached hereto.

         Trade Date:                        July 14, 2006

         Effective Date:            August 25, 2006

         Termination Date:                   January 25, 2015, subject to adjustment in accordance with the
                                            Following Business Day Convention.

     FIXED AMOUNTS:

         Fixed Amount Payer:                Deutsche Bank Securities Inc.

         Fixed Amount:                      USD 370,000.00

         Fixed Amount
         Payment Date:                      July 28, 2006

     FLOATING AMOUNTS:

         Floating Rate Payer:               BNY

         Cap Rate:                          5.85%

         Floating Rate Payer
                  Period End Dates:         The 25th calendar day of each month during the Term of this
                                            Transaction, commencing September 25, 2006 and ending on the
                                            Termination Date, with No Adjustment.

         Floating Rate Payer
                  Payment Dates:            Early Payment shall be applicable. The Floating Rate Payer Payment
                                            Date shall be two (2) Business Days preceding each Floating Rate Payer
                                            Period End Date.

         Floating Rate Option:              USD-LIBOR-BBA; provided, however, if the Floating Rate determined from such Floating Rate Option for a Calculation Period is greater than
                                            8.85% then the Floating Rate for such Calculation Period shall be deemed equal to 8.85%.

         Designated Maturity:               One month

         Floating Rate Day
         Count Fraction:                    30/360

         Reset Dates:                       The first day of each Calculation Period

         Compounding:                       Inapplicable

         Business Days:                     New York

         Calculation Agent:                 BNY

         Additional Payment:                Counterparty represents and warrants that it has directed Deutsche Bank
                                            Securities Inc. to make payment of the Fixed Amount on its behalf.

3.       ADDITIONAL PROVISIONS:

         1)       RELIANCE.  Each party hereto is hereby advised and  acknowledges  that the other party has engaged in (or refrained  from engaging in)  substantial  financial  transactions  and has taken (or refrained from taking)  other  material  actions in reliance  upon the entry by the  parties  into the  Transaction  being entered into on the terms and conditions set forth herein.

         2)       TRANSFER, AMENDMENT AND ASSIGNMENT. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Standard & Poor's
         Ratings Service, a division of The McGraw-Hill Companies, Inc ("S&P") and Moody's Investors Service, Inc.
         ("MOODY'S"), has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current ratings on the Certificates issued under the Pooling and Servicing Agreement (the "CERTIFICATES").

4.       PROVISIONS DEEMED INCORPORATED IN A SCHEDULE TO THE MASTER AGREEMENT:

1)       NO NETTING  BETWEEN  TRANSACTIONS.  The parties  agree that  subparagraph  (ii) of Section 2(c) of the ISDA
                  Form Master Agreement will apply to any Transaction.

         2)       TERMINATION  PROVISIONS.  Subject to the provisions of Paragraph  4(11) below,  for purposes of the
                  Master Agreement:

                  (a)      "SPECIFIED ENTITY" is not applicable to BNY or Counterparty for any purpose.

                  (b)      "BREACH OF AGREEMENT" provision of Section 5(a)(ii) will not apply to BNY or Counterparty.

                  (c)      "CREDIT  SUPPORT  DEFAULT"  provisions  of  Section  5(a)(iii)  will  not  apply to BNY or
                           Counterparty.

                  (d)      "MISREPRESENTATION" provisions of Section 5(a)(iv) will not apply to BNY or Counterparty.

                  (e)      "DEFAULT UNDER SPECIFIED  TRANSACTION"  is not applicable to BNY or  Counterparty  for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BNY or Counterparty.

                  (f)      The  "CROSS  DEFAULT"  provisions  of  Section  5(a)(vi)  will  not  apply  to  BNY  or to
                           Counterparty.

                  (g)      The "BANKRUPTCY" provisions of Section 5(a)(vii)(2) will not apply to Counterparty.

                  (h)      The "CREDIT  EVENT UPON MERGER"  provisions  of Section  5(b)(iv) will not apply to BNY or
                           Counterparty.

                  (i)      The "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) will not apply to BNY or to
                           Counterparty.

                  (j)      PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of this Agreement:

                           (i)      Market Quotation will apply.

                           (ii)     The Second Method will apply.

                  (k)      "TERMINATION CURRENCY" means United States Dollars.

         3)       TAX REPRESENTATIONS.

                  (a)      PAYER  REPRESENTATIONS.  For the  purpose  of  Section  3(e) of  this  Agreement,  BNY and
                           Counterparty make the following representations:

                           It is not  required by any  applicable  law, as modified by the  practice of any  relevant governmental  revenue  authority,  of any Relevant  Jurisdiction  to make any deduction or withholding  for or on account of any Tax from any  payment  (other  than  interest  under
                           Section  2(e),  6(d)(ii)  or 6(e) of this  Agreement)  to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

                           (i)      the accuracy of any  representations  made by the other party pursuant to Section
                                    3(f) of this Agreement;

                           (ii)     the  satisfaction of the agreement  contained in Section 4 (a)(i) or 4(a)(iii) of this  Agreement and the accuracy and  effectiveness  of any document  provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii) of this Agreement; and

                           (iii)    the  satisfaction  of the agreement of the other party  contained in Section 4(d)
                                    of this Agreement,  provided that it shall not be a breach of this representation where  reliance  is placed on clause  (ii) and the other party does not deliver a form or document under Section  4(a)(iii) by reason of material  prejudice of its legal or commercial position.

                  (b)      PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement, BNY and
                           Counterparty make the following representations.

                           (i)      The following representation will apply to BNY:

                                    (x) It is a "U.S. person" (as that term is used in section  1.1441-4(a)(3)(ii) of the United States  Treasury  Regulations)  for United States  federal  income tax purposes,  (y) it is a trust company duly  organized and existing  under the laws of the  State of New York,  and (y) its U.S.  taxpayer  identification  number is
                                    135160382.

                           (ii)     The following representation will apply to the Counterparty:

                                    The beneficial owner of payments made to it under this Agreement is a "U.S.
                                    person" (as that term is used in section 1.1441-4(a)(3)(ii) of United States
                                    Treasury Regulations) for United States federal income tax purposes.

         4)       DOCUMENTS TO BE DELIVERED.  FOR THE PURPOSE OF SECTION 4(A):

                  (a)      Tax forms, documents or certificates to be delivered are:

PARTY REQUIRED TO DELIVER                                                                          COVERED BY SECTION 3(D)
DOCUMENT                     FORM/DOCUMENT/ CERTIFICATE                      DATE BY WHICH TO BE   REPRESENTATION
                                                                             DELIVERED
BNY and Counterparty  Any document required or reasonably requested to         Upon the execution and         Yes
                      allow the other party to make payments under this        delivery of this Agreement
                      Agreement without any deduction or withholding for
                      or on the account of any tax.

                  (b)      Other documents to be delivered are:

PARTY REQUIRED TO DELIVER      FORM/DOCUMENT/ CERTIFICATE                  DATE BY WHICH TO BE     COVERED BY SECTION 3(D)
DOCUMENT                                                                   DELIVERED               REPRESENTATION
BNY                   A certificate of an authorized officer of the party,     Upon the execution and         Yes
                      as to the incumbency and authority of the respective     delivery of this Agreement
                      officers of the party signing this Agreement, any
                      relevant Credit Support Document, or any Confirmation,
                      as the case may be
Counterparty          (i) a copy of the executed Pooling and Servicing         Upon the execution and         Yes
                      Agreement, and (ii) an incumbency certificate            delivery of this Agreement.
                      verifying the true signatures and authority of the
                      person or persons signing this letter agreement on
                      behalf of the Counterparty
BNY                   A copy of the most recent publicly available             Promptly after request by      Yes
                      regulatory call report.                                  the other party
BNY                   Legal Opinion as to enforceability of this Agreement     Upon the execution and         Yes
                                                                               delivery of this Agreement.
Counterparty          Certified copy of the Board of Directors resolution      Upon the execution and         Yes
                      (or equivalent authorizing documentation) which sets     delivery of this Agreement.
                      forth the authority of each signatory to the
                      Confirmation signing on its behalf and the authority
                      of such party to enter into Transactions contemplated
                      and performance of its obligations hereunder.

         5)  MISCELLANEOUS.

                  (a)      ADDRESS FOR NOTICES:  For the purposes of Section 12(a) of this Agreement:

                           Address for notices or communications to BNY:

                                    The Bank of New York
                                    Swaps and Derivative Products Group
                                    Global Market Division
                                    32 Old Slip 15th Floor
                                    New York, New York 10286
                                    Attention: Steve Lawler

                                    with a copy to:

                                    The Bank of New York
                                    Swaps and Derivative Products Group
                                    32 Old Slip 16th Floor
                                    New York, New York 10286
                                    Attention: Andrew Schwartz
                                    Tele: 212-804-5103
                                    Fax: 212-804-5818/5837

                                    (For all purposes)

                           Address for notices or communications to the Counterparty:

                                    Deutsche Bank Trust Company Americas
                                    Attn: Trust Administration-
                                    RALI 2006-QS9
                                    1761 East St. Andrew Place
                                    Santa Ana, CA 92705

                                    With a copy to:

                                    Residential Funding Corporation
                                    8400 Normandale Lake Blvd,
                                    Suite 600
                                    Minneapolis, MN 55437
                                    Attn: Rory Bluhm

                                    (For all purposes)

                  (b)      PROCESS AGENT.  For the purpose of Section 13(c):

                           BNY appoints as its Process Agent: Not Applicable

                           The Counterparty appoints as its Process Agent:      Not Applicable

                  (c)      OFFICES.  The  provisions of Section 10(a) will not apply to this  Agreement;  neither BNY nor the  Counterparty  have any Offices other than as set forth in the Notices Section and
                           BNY agrees that,  for purposes of Section 6(b) of this  Agreement,  it shall not in future have any Office other than one in the United States.

                  (d)      MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:

                                    BNY is not a Multibranch Party.

                                    The Counterparty is not a Multibranch Party.

                  (e)      CALCULATION AGENT.  The Calculation Agent is BNY.

                  (f)      CREDIT SUPPORT DOCUMENT.           Not applicable for either BNY or the Counterparty.

                  (g)      CREDIT SUPPORT PROVIDER.

                                    BNY:                      Not Applicable

                                    The Counterparty:Not Applicable

                  (h)      GOVERNING  LAW.  The parties to this  Agreement  hereby agree that the law of the State of
                           New York shall govern their rights and duties in whole,  without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

                  (i)      SEVERABILITY.  If any term, provision,  covenant,  or condition of this Agreement,  or the application  thereof  to any  party  or  circumstance,  shall  be  held to be  invalid  or unenforceable  (in whole or in part) for any  reason,  the  remaining  terms,  provisions, covenants,  and  conditions  hereof  shall  continue  in full  force and effect as if this
                           Agreement had been executed with the invalid or unenforceable portion eliminated,  so long as this  Agreement  as so modified  continues to express,  without  material  change,  the original  intentions  of the parties as to the subject  matter of this  Agreement  and the deletion of such portion of this  Agreement will not  substantially  impair the respective benefits or expectations of the parties.

                           The parties shall endeavor to engage in good faith  negotiations to replace any invalid or unenforceable  term,  provision,  covenant or condition with a valid or enforceable  term, provision,  covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

                  (j)      RECORDING  OF  CONVERSATIONS.  Each  party (i)  consents  to the  recording  of  telephone conversations  between the trading,  marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction,  (ii) agrees to obtain any necessary  consent of, and give any  necessary  notice of such  recording to, its relevant personnel and (iii) agrees,  to the extent  permitted by applicable  law, that  recordings may be submitted in evidence in any Proceedings.

                  (k)      WAIVER  OF JURY  TRIAL.  Each  party  waives  any  right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

                  (l)      [RESERVED].

                  (m)      LIMITATION ON INSTITUTION OF BANKRUPTCY  PROCEEDINGS.  BNY shall not institute  against or cause any other  person to  institute  against,  or join any other  person in  instituting against the  Counterparty,  any  bankruptcy,  reorganization,  arrangement,  insolvency or liquidation  proceedings,  under  any of  the  laws  of the  United  States  or any  other jurisdiction,  for a  period  of one  year  and one day (or,  if  longer,  the  applicable preference period) following indefeasible payment in full of the Certificates.

                  (n)      REMEDY OF FAILURE TO PAY OR DELIVER.  The ISDA Form Master  Agreement in hereby amended as follows:

                           The word  "third"  shall be  replaced  by the word  "second"  in the third line of Section
                           5(a)(i) of the ISDA Form Master Agreement.

                  (o)      "AFFILIATE"  will  have the  meaning  specified  in  Section  14 of the ISDA  Form  Master
                           Agreement,  provided that the Counterparty  shall be deemed not to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

         6)       ADDITIONAL  REPRESENTATIONS.  Section 3 of the ISDA Form  Master  Agreement  is hereby  amended  by adding,  before the close parenthesis in the introductory  sentence  thereof,  the words ", and, in the case of the  representations  in Section  3(i),  at all times",  and, at the end  thereof,  the following Sections 3(g), 3(h) and 3(i):

                  "(g)     RELATIONSHIP BETWEEN PARTIES.

                           (1)      NONRELIANCE.  It is not relying on any statement or  representation  of the other party  regarding  the  Transaction  (whether  written  or oral),  other  than the representations  expressly made in this Agreement or the  Confirmation in respect of that Transaction.

                           (2)      EVALUATION AND UNDERSTANDING.

                                    (i)     It is  acting  for its own  account  and has  the  capacity  to  evaluate
                                            (internally or through independent  professional  advice) the Transaction and has made its own decision to enter into the  Transaction  and, in the case of Deutsche  Bank Trust Company  Americas,  it has entered into this
                                            Agreement  pursuant  to  direction  received  by it under the Pooling and
                                            Servicing Agreement;  it is not relying on any communication  (written or oral) of the other party as investment  advice or as a recommendation  to enter into such  transaction;  it being  understood that  information and explanations  related  to the terms and  conditions  of such  transaction shall not be considered  investment  advice or a recommendation  to enter into  such  transaction.  No  communication  (written  or oral)  received from the other party shall be deemed to be an  assurance  or guarantee as to the expected results of the transaction; and

                                    (ii)    It understands  the terms,  conditions and risks of the  Transaction  and is willing and able to accept  those terms and  conditions  and to assume
                                            (and does, in fact assume) those risks, financially and otherwise.

                           (3)      PRINCIPAL.  The other party is not acting as a fiduciary  or an advisor for it in respect of this Transaction.

                  (h)      EXCLUSION  FROM  COMMODITIES  EXCHANGE ACT. (A) It is an "eligible  contract  participant"
                           within the meaning of Section 1a(12) of the Commodity  Exchange Act, as amended;  (B) this
                           Agreement and each  Transaction is subject to individual  negotiation  by such party;  and
                           (C) neither this  Agreement nor any  Transaction  will be executed or traded on a "trading facility" within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

         7)       SET-OFF.  Notwithstanding  any  provision  of  this  Agreement  or any  other  existing  or  future agreement  (but  without  limiting  the  provisions  of  Section  2(c) and  Section 6 of the Master
                  Agreement),  each party  irrevocably  waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition payment or performance of any obligation  between it and the other  party  hereunder  against  any  obligation  between it and the other party under any other  agreements.  The last  sentence  of the first  paragraph  of  Section  6(e) of the ISDA Form
                  Master Agreement shall not apply for purposes of this Transaction.

         8)       ADDITIONAL TERMINATION EVENTS.  The following Additional Termination Events will apply:

                  (i)      DOWNGRADE.  BNY fails to comply with the  Downgrade  Provisions  as set forth in Paragraph
                  4(9).  BNY shall be the sole Affected Party.

         9)       RATINGS DOWNGRADE.  For purposes of each Transaction:

                  (i)      CERTAIN DEFINITIONS.

                           (A)      "RATING AGENCY CONDITION"  means, with respect to any particular  proposed act or
                           omission  to  act   hereunder,   that  the  Trustee  shall  have  received  prior  written
                           confirmation from each of the applicable  Rating Agencies,  and shall have provided notice thereof to BNY,  that the  proposed  action or  inaction  would not cause a  downgrade  or withdrawal of their then-current ratings of the Certificates.

                           (B)      "QUALIFYING  RATINGS"  means,  with  respect  to  the  debt  of any  assignee  or guarantor under Paragraph 4(9)(ii) below,

                                    (x)     a short-term  unsecured and  unsubordinated  debt rating of "P-1" (not on watch for downgrade),  and a long-term  unsecured and unsubordinated debt of "A1"
                                    (not  on  watch  for  downgrade)  (or,  if it has  no  short-term  unsecured  and unsubordinated  debt  rating,  a long  term  rating  of "Aa3"  (not on watch  for downgrade) by Moody's, and

                                    (y)     a short-term  unsecured and  unsubordinated  debt rating of "A-1" by S&P,
                                    and

                                    (z)     a short-term unsecured and unsubordinated debt rating of "F-1" by Fitch.

                           (C)      A  "COLLATERALIZATION  EVENT" shall occur with respect to BNY (or any  applicable credit support provider) if:
                                    (x)     its  short-term  unsecured and  unsubordinated  debt rating is reduced to
                                    "P-1" (and is on watch for downgrade) or below,  and its long-term  unsecured and unsubordinated  debt is reduced to "A1" (and is on watch for  downgrade) or below
                                    (or, if it has no short-term  unsecured and unsubordinated  debt rating, its long term  rating is  reduced to "Aa3"  (and is on watch for  downgrade)  or below) by
                                    Moody's, or

                                    (y)     its  short-term  unsecured  and  unsubordinated  debt  rating is  reduced below "A-1" by S&P; or

                                    (z)     its  short-term  unsecured  and  unsubordinated  debt  rating is  reduced below "F-1" by Fitch.

                           (D)      A "RATINGS  EVENT"  shall  occur with  respect to BNY (or any  applicable  credit support provider) if:

                                    (x)     its short-term  unsecured and unsubordinated  debt rating is withdrawn or
                                    reduced  to  "P-2"  or  below  by  Moody's  and  its   long-term   unsecured  and
                                    unsubordinated  debt is  reduced to "A3" or below  (or,  if it has no  short-term unsecured  and  unsubordinated  debt  rating,  its long term rating is reduced to
                                    "A2" or below) by Moody's, or

                                    (y)     its long-term  unsecured and  unsubordinated  debt rating is withdrawn or reduced below "BBB-" by S&P, or

                                    (z)     its long-term  unsecured and  unsubordinated  debt rating is withdrawn or reduced below "BBB-" by Fitch.

                           For purposes of (C) and (D) above,  such events include those occurring in connection with a merger,  consolidation  or other similar  transaction  by BNY or any  applicable  credit support  provider,  but they shall be deemed not to occur if,  within 30 days (or,  in the case of a Ratings Event,  10 Business  Days)  thereafter,  each of the  applicable  Rating
                           Agencies has reconfirmed  the ratings of the  Certificates,  as applicable,  which were in effect  immediately  prior thereto.  For the avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BNY does not post sufficient collateral.

                  (ii)     ACTIONS TO BE TAKEN UPON OCCURRENCE OF EVENT.  Subject,  in each case set forth in (A) and
                  (B) below, to satisfaction of the Rating Agency Condition:

                           (A)      COLLATERALIZATION  EVENT.  If a  Collateralization  Event  occurs with respect to
                           BNY (or any  applicable  credit  support  provider),  then BNY shall,  at its own expense, within thirty (30) days of such Collateralization Ratings Event:

                                    (1)     post collateral  under agreements and other  instruments  approved by the
                                    Counterparty,  such  approval  not to be  unreasonably  withheld,  which  will be sufficient to restore the immediately prior ratings of the Certificates,

                                    (2)     assign  the  Transaction  to a third  party,  the  ratings of the debt of which (or of the guarantor of which) meet or exceed the  Qualifying  Ratings,  on terms substantially similar to this Confirmation,  which party is approved by the
                                    Counterparty, such approval not to be unreasonably withheld,

                                    (3)     obtain a guaranty of, or a contingent  agreement of, another person,  the ratings of the debt of which (or of the  guarantor  of which)  meet or exceed the
                                    Qualifying  Ratings,  to honor BNY's obligations  under this Agreement,  provided that such other person is approved by the  Counterparty,  such approval not to be unreasonably withheld, or

                                    (4)     establish  any  other  arrangement  approved  by the  Counterparty,  such approval not to be  unreasonably  withheld,  which will be  sufficient to restore the immediately prior ratings of their Certificates.

                           (B)      RATINGS  EVENT.  If a Ratings Event occurs with respect to BNY (or any applicable credit support  provider),  then BNY shall,  at its own expense,  within ten (10) Business
                           Days of such Ratings Event:

                                    (1)     assign  the  Transaction  to a third  party,  the  ratings of the debt of which (or of the guarantor of which) meet or exceed the  Qualifying  Ratings,  on terms substantially similar to this Confirmation,  which party is approved by the
                                    Counterparty, such approval not to be unreasonably withheld,

                                    (2)     obtain a guaranty of, or a contingent  agreement of, another person,  the ratings of the debt of which (or of the  guarantor  of which)  meet or exceed the
                                    Qualifying  Ratings,  to honor BNY's obligations  under this Agreement,  provided that such other person is approved by the  Counterparty,  such approval not to be unreasonably withheld, or

                                    (3)     establish  any  other  arrangement  approved  by the  Counterparty,  such approval not to be  unreasonably  withheld,  which will be  sufficient to restore the immediately prior ratings of the Certificates.

10)      COMPLIANCE  WITH  REGULATION AB. It shall be a disclosure  event  ("DISCLOSURE  EVENT") if, on any Business
                  Day after the date hereof,  Sponsor requests from BNY the financial  information  described in Item
                  1115(b)  of  Regulation  AB under  the  Securities  Act of 1933,  as  amended,  and the  Securities
                  Exchange Act of 1934,  as amended (the  "EXCHANGE  ACT")  ("REGULATION  AB"),  (such  request to be based on the  reasonable  determination  by  Sponsor,  in good  faith,  that  such  information  is required  under  Regulation  AB) (the "REG AB FINANCIAL  DISCLOSURE").  Within 10 Business  Days of
                  the  occurrence of a Reg AB  Disclosure  Event,  BNY, at its own expense,  shall (a) provide to the
                  Sponsor the Reg AB Financial  Disclosure,  or (b) secure  another entity to replace BNY as party to this Agreement on terms  substantially  similar to this Agreement and subject to prior notification to the applicable  Rating Agencies,  the debt rating of which entity (or guarantor  therefor) meets or exceeds the  qualified  ratings  (or which  satisfies  the Rating  Agency  Condition)  and which entity  is able to  comply  with  the  requirement  of Item  1115(b)  of Reg AB.  If  permitted  by
                  Regulation  AB, any  required  Reg AB  Financial  Disclosure  may be provided by  incorporation  by reference from reports filed pursuant to the Exchange Act.

         11)      ADDITIONAL  PROVISIONS.  Notwithstanding  the terms of  Sections  5 and 6 of the ISDA  Form  Master
                  Agreement,  if  Counterparty  has satisfied its payment  obligations  under Section  2(a)(i) of the
                  ISDA  Form  Master  Agreement,  and  shall,  at the  time,  have  no  future  payment  or  delivery obligation,  whether  absolute or contingent,  then unless BNY is required  pursuant to appropriate proceedings  to  return to  Counterparty  or  otherwise  returns  to  Counterparty  upon  demand of
                  Counterparty any portion of such payment,  (a) the occurrence of an event described in Section 5(a)
                  of the ISDA Form Master  Agreement  with respect to  Counterparty  shall not constitute an Event of
                  Default or Potential  Event of Default with respect to  Counterparty  as the  Defaulting  Party and
                  (b) BNY shall be entitled  to  designate  an Early  Termination  Date  pursuant to Section 6 of the
                  ISDA Form Master  Agreement  only as a result of a  Termination  Event set forth in either  Section
                  5(b)(i) or Section  5(b)(ii) of the ISDA Form Master  Agreement with respect to BNY as the Affected
                  Party or Section  5(b)(iii) of the ISDA Form Master  Agreement  with respect to BNY as the Burdened
                  Party.  For  purposes of the  Transaction  to which this  Agreement  relates,  Counterparty's  only obligation  under Section  2(a)(i) of the ISDA Form Master  Agreement is to pay the Fixed Amount on
                  the Fixed Rate Payer Payment Date.

         12)      PAYMENTS.  BNY will, unless otherwise  directed by the Trustee,  make all payments hereunder to the
                  Trustee.  Payment  made to the  Trustee  at the  account  specified  herein or to  another  account specified in writing by the Trustee shall satisfy the payment  obligations  of BNY hereunder to the extent of such payment.

         13)      LIMITATION  OF  TRUSTEE  LIABILITY.   Notwithstanding  anything  herein  to  the  contrary,  it  is expressly  understood and agreed by the parties  hereto that (a) this letter  agreement is executed and delivered by Deutsche Bank Trust Company  Americas  ("DBTCA"),  not individually or personally, but  solely as Trustee  of the RALI  Series  2006- QS9  Trust,  in the  exercise  of the powers and authority  conferred  and  vested  in  it,  (b)  each  of  the  representations,  undertakings  and agreements  herein made on the part of the RALI Series  2006-QS9  Trust is made and intended not as personal  representations,  undertakings  and  agreements by DBTCA but is made and intended for the purpose of binding  only the RALI Series 2006- QS9 Trust,  (c) nothing  herein  contained  shall be construed as creating any liability on DBTCA  individually  or personally,  to perform any covenant either expressed or implied  contained herein,  all such liability,  if any, being expressly waived by the  parties  hereto  and by any  Person  claiming  by,  through  or under the  parties  hereto;
                  provided  that  nothing  in this  paragraph  shall  relieve  DBTCA from  performing  its duties and obligations  under the Pooling and Servicing  Agreement in accordance with the standard of care set forth therein,  and (d) under no circumstances  shall DBTCA be personally liable for the payment of any  indebtedness  or expenses  of the RALI  Series  2006- QS9 Trust or be liable for the breach or failure of any  obligation,  representation,  warranty or covenant  made or  undertaken by the RALI
                  Series 2006- QS9 Trust under this letter agreement or any other related documents.

5.       ACCOUNT DETAILS AND SETTLEMENT INFORMATION:

         Payments to BNY:

                  The Bank of New York
                  Derivative Products Support Department
                  32 Old Slip, 16th Floor
                  New York, New York 10286
                  Attention: Renee Etheart
                  ABA #021000018
                  Account #890-0068-175
                  Reference: Interest Rate Cap

         Payments to Counterparty:

                  Deutsche Bank Trust Company Americas
                  ABA 021-001-033
                  A/C # 01419663
                  A/C Name NYLTD Funds Control - Stars west
                  Ref:  RALI 2006-QS9 Cap Funds

6.  COUNTERPARTS.  This  Agreement  may be  executed  in  several  counterparts,  each of which  shall be  deemed  an original but all of which together shall constitute one and the same instrument.

          Please  confirm that the  foregoing  correctly  sets forth the terms of our  agreement  by  executing  this
agreement  and  returning  it  via  facsimile  to  Derivative   Products  Support  Dept.,  Attn:  Kenny  Au-Yeung  at
212-804-5818/5837.  Once we receive this we will send you two original confirmations for execution.

           We are very pleased to have executed  this  Transaction  with you and we look forward to completing  other transactions with you in the near future.

          Very truly yours,

THE BANK OF NEW YORK

By:      _______________________________

         Name:

         Title:

The Counterparty,  acting through its duly authorized signatory,  hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

DEUTSCHE BANK TRUST COMPANY AMERICAS
SOLELY AS TRUSTEE FOR RALI SERIES 2006-QS9 TRUST, MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-QS9

By:      _______________________________

         Name:

         Title:

                                                     SCHEDULE I

               -----------------------------------------------------------------------------------------
                   ACCRUAL START DATE         ACCRUAL END DATE           NOTIONAL AMOUNT (IN USD)
               -----------------------------------------------------------------------------------------
                        08/25/06                  09/25/06                     76,542,045.07
               -----------------------------------------------------------------------------------------
                        09/25/06                  10/25/06                     75,441,945.23
               -----------------------------------------------------------------------------------------
                        10/25/06                  11/25/06                     74,202,718.74
               -----------------------------------------------------------------------------------------
                        11/25/06                  12/25/06                     72,827,841.20
               -----------------------------------------------------------------------------------------
                        12/25/06                  01/25/07                     71,321,268.46
               -----------------------------------------------------------------------------------------
                        01/25/07                  02/25/07                     69,687,425.96
               -----------------------------------------------------------------------------------------
                        02/25/07                  03/25/07                     67,931,195.33
               -----------------------------------------------------------------------------------------
                        03/25/07                  04/25/07                     66,057,898.14
               -----------------------------------------------------------------------------------------
                        04/25/07                  05/25/07                     64,073,276.99
               -----------------------------------------------------------------------------------------
                        05/25/07                  06/25/07                     61,983,473.94
               -----------------------------------------------------------------------------------------
                        06/25/07                  07/25/07                     59,795,006.27
               -----------------------------------------------------------------------------------------
                        07/25/07                  08/25/07                     57,665,984.68
               -----------------------------------------------------------------------------------------
                        08/25/07                  09/25/07                     55,595,052.72
               -----------------------------------------------------------------------------------------
                        09/25/07                  10/25/07                     53,580,884.87
               -----------------------------------------------------------------------------------------
                        10/25/07                  11/25/07                     51,622,185.75
               -----------------------------------------------------------------------------------------
                        11/25/07                  12/25/07                     49,717,689.53
               -----------------------------------------------------------------------------------------
                        12/25/07                  01/25/08                     47,866,159.16
               -----------------------------------------------------------------------------------------
                        01/25/08                  02/25/08                     46,066,385.81
               -----------------------------------------------------------------------------------------
                        02/25/08                  03/25/08                     44,317,188.18
               -----------------------------------------------------------------------------------------
                        03/25/08                  04/25/08                     42,617,411.85
               -----------------------------------------------------------------------------------------
                        04/25/08                  05/25/08                     40,965,928.72
               -----------------------------------------------------------------------------------------
                        05/25/08                  06/25/08                     39,361,636.42
               -----------------------------------------------------------------------------------------
                        06/25/08                  07/25/08                     37,803,457.63
               -----------------------------------------------------------------------------------------
                        07/25/08                  08/25/08                     36,290,339.63
               -----------------------------------------------------------------------------------------
                        08/25/08                  09/25/08                     34,821,253.67
               -----------------------------------------------------------------------------------------
                        09/25/08                  10/25/08                     33,395,194.45
               -----------------------------------------------------------------------------------------
                        10/25/08                  11/25/08                     32,011,179.56
               -----------------------------------------------------------------------------------------
                        11/25/08                  12/25/08                     30,668,248.98
               -----------------------------------------------------------------------------------------
                        12/25/08                  01/25/09                     29,365,464.58
               -----------------------------------------------------------------------------------------
                        01/25/09                  02/25/09                     28,101,909.64
               -----------------------------------------------------------------------------------------
                        02/25/09                  03/25/09                     26,876,688.27
               -----------------------------------------------------------------------------------------
                        03/25/09                  04/25/09                     25,688,925.05
               -----------------------------------------------------------------------------------------
                        04/25/09                  05/25/09                     24,537,764.50
               -----------------------------------------------------------------------------------------
                        05/25/09                  06/25/09                     23,422,370.65
               -----------------------------------------------------------------------------------------
                        06/25/09                  07/25/09                     22,341,926.56
               -----------------------------------------------------------------------------------------
                        07/25/09                  08/25/09                     21,295,633.96
               -----------------------------------------------------------------------------------------
                        08/25/09                  09/25/09                     20,282,712.75
               -----------------------------------------------------------------------------------------
                        09/25/09                  10/25/09                     19,302,400.63
               -----------------------------------------------------------------------------------------
                        10/25/09                  11/25/09                     18,353,952.68
               -----------------------------------------------------------------------------------------
                        11/25/09                  12/25/09                     17,436,640.96
               -----------------------------------------------------------------------------------------
                        12/25/09                  01/25/10                     16,549,754.15
               -----------------------------------------------------------------------------------------
                        01/25/10                  02/25/10                     15,692,597.12
               -----------------------------------------------------------------------------------------
                        02/25/10                  03/25/10                     14,864,490.64
               -----------------------------------------------------------------------------------------
                        03/25/10                  04/25/10                     14,064,770.93
               -----------------------------------------------------------------------------------------
                        04/25/10                  05/25/10                     13,292,789.38
               -----------------------------------------------------------------------------------------
                        05/25/10                  06/25/10                     12,547,912.18
               -----------------------------------------------------------------------------------------
                        06/25/10                  07/25/10                     11,829,519.95
               -----------------------------------------------------------------------------------------
                        07/25/10                  08/25/10                     11,137,007.47
               -----------------------------------------------------------------------------------------
                        08/25/10                  09/25/10                     10,469,783.31
               -----------------------------------------------------------------------------------------
                        09/25/10                  10/25/10                     9,827,269.54
               -----------------------------------------------------------------------------------------
                        10/25/10                  11/25/10                     9,208,901.45
               -----------------------------------------------------------------------------------------
                        11/25/10                  12/25/10                     8,614,127.15
               -----------------------------------------------------------------------------------------
                        12/25/10                  01/25/11                     8,042,407.42
               -----------------------------------------------------------------------------------------
                        01/25/11                  02/25/11                     7,493,215.30
               -----------------------------------------------------------------------------------------
                        02/25/11                  03/25/11                     6,966,035.87
               -----------------------------------------------------------------------------------------
                        03/25/11                  04/25/11                     6,460,365.98
               -----------------------------------------------------------------------------------------
                        04/25/11                  05/25/11                     5,975,713.93
               -----------------------------------------------------------------------------------------
                        05/25/11                  06/25/11                     5,511,599.29
               -----------------------------------------------------------------------------------------
                        06/25/11                  07/25/11                     5,067,552.56
               -----------------------------------------------------------------------------------------
                        07/25/11                  08/25/11                     4,643,031.38
               -----------------------------------------------------------------------------------------
                        08/25/11                  09/25/11                     4,382,311.25
               -----------------------------------------------------------------------------------------
                        09/25/11                  10/25/11                     4,139,267.36
               -----------------------------------------------------------------------------------------
                        10/25/11                  11/25/11                     3,913,478.27
               -----------------------------------------------------------------------------------------
                        11/25/11                  12/25/11                     3,704,532.30
               -----------------------------------------------------------------------------------------
                        12/25/11                  01/25/12                     3,512,027.26
               -----------------------------------------------------------------------------------------
                        01/25/12                  02/25/12                     3,335,570.27
               -----------------------------------------------------------------------------------------
                        02/25/12                  03/25/12                     3,174,777.53
               -----------------------------------------------------------------------------------------
                        03/25/12                  04/25/12                     3,029,274.11
               -----------------------------------------------------------------------------------------
                        04/25/12                  05/25/12                     2,898,693.72
               -----------------------------------------------------------------------------------------
                        05/25/12                  06/25/12                     2,782,678.59
               -----------------------------------------------------------------------------------------
                        06/25/12                  07/25/12                     2,680,879.20
               -----------------------------------------------------------------------------------------
                        07/25/12                  08/25/12                     2,592,954.13
               -----------------------------------------------------------------------------------------
                        08/25/12                  09/25/12                     2,562,865.26
               -----------------------------------------------------------------------------------------
                        09/25/12                  10/25/12                     2,545,260.78
               -----------------------------------------------------------------------------------------
                        10/25/12                  11/25/12                     2,539,831.25
               -----------------------------------------------------------------------------------------
                        11/25/12                  12/25/12                     2,538,831.24
               -----------------------------------------------------------------------------------------
                        12/25/12                  01/25/13                     2,537,831.25
               -----------------------------------------------------------------------------------------
                        01/25/13                  02/25/13                     2,536,831.25
               -----------------------------------------------------------------------------------------
                        02/25/13                  03/25/13                     2,535,831.25
               -----------------------------------------------------------------------------------------
                        03/25/13                  04/25/13                     2,534,831.25
               -----------------------------------------------------------------------------------------
                        04/25/13                  05/25/13                     2,533,831.25
               -----------------------------------------------------------------------------------------
                        05/25/13                  06/25/13                     2,532,831.25
               -----------------------------------------------------------------------------------------
                        06/25/13                  07/25/13                     2,531,831.25
               -----------------------------------------------------------------------------------------
                        07/25/13                  08/25/13                     2,530,831.24
               -----------------------------------------------------------------------------------------
                        08/25/13                  09/25/13                     2,501,616.33
               -----------------------------------------------------------------------------------------
                        09/25/13                  10/25/13                     2,287,291.34
               -----------------------------------------------------------------------------------------
                        10/25/13                  11/25/13                     2,080,126.89
               -----------------------------------------------------------------------------------------
                        11/25/13                  12/25/13                     1,879,928.00
               -----------------------------------------------------------------------------------------
                        12/25/13                  01/25/14                     1,686,504.56
               -----------------------------------------------------------------------------------------
                        01/25/14                  02/25/14                     1,499,671.21
               -----------------------------------------------------------------------------------------
                        02/25/14                  03/25/14                     1,319,247.24
               -----------------------------------------------------------------------------------------
                        03/25/14                  04/25/14                     1,145,056.49
               -----------------------------------------------------------------------------------------
                        04/25/14                  05/25/14                      976,927.20
               -----------------------------------------------------------------------------------------
                        05/25/14                  06/25/14                      814,691.95
               -----------------------------------------------------------------------------------------
                        06/25/14                  07/25/14                      658,187.52
               -----------------------------------------------------------------------------------------
                        07/25/14                  08/25/14                      507,254.81
               -----------------------------------------------------------------------------------------
                        08/25/14                  09/25/14                      428,578.04
               -----------------------------------------------------------------------------------------
                        09/25/14                  10/25/14                      352,978.93
               -----------------------------------------------------------------------------------------
                        10/25/14                  11/25/14                      280,363.44
               -----------------------------------------------------------------------------------------
                        11/25/14                  12/25/14                      210,640.15
               -----------------------------------------------------------------------------------------
                        12/25/14                  01/25/15                      143,720.14
               -----------------------------------------------------------------------------------------